Exhibit 99.2

Forward-looking and other cautionary statements This presentation and the remarks made orally contain forward-looking statements. The company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, and (xii) our ability to successfully manage the separation of our individual life business on the expected timeline and economic terms. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) – Trends and Uncertainties” in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (“SEC”) on March 1, 2021, and in our Quarterly Report on Form 10-Q for the three months ended September 30, 2021, as filed with the SEC on November 4, 2021. This presentation and the remarks made orally contain certain non-GAAP financial measures, as identified herein. Non-GAAP measures include Adjusted Operating Earnings and Adjusted Operating Margin. Information regarding these and other non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in the Appendix to this presentation or in our quarterly earnings press releases and in our quarterly investor supplements, all of which are available at the Investor Relations section of Voya Financial’s website at investors.voya.com. This presentation contains certain projections of non-GAAP financial measures. Projections of such non-GAAP financial measures, as well as projections of the most closely comparable GAAP financial measures, include factors that are both difficult to predict and not within Voya Financial’s control such as future interest rate and equity market prices. As a result, any reconciliations of such non-GAAP financial measures would not be possible without unreasonable effort.

Agenda Welcome Remarks Mike Katz EVP, Finance, Strategy, and Investor Relations Mei Ni Chu AVP, Investor Relations 5 minutes Voya’s Next Chapter Rod Martin Chairman and Chief Executive Officer 10 minutes Growth Office Charlie Nelson Vice Chairman and Chief Growth Officer 10 minutes Wealth Solutions Heather Lavallee CEO, Wealth Solutions 10 minutes Health Solutions Rob Grubka CEO, Health Solutions 10 minutes Break 15 Minutes Investment Management Christine Hurtsellers CEO, Investment Management 10 minutes Financial Update Mike Smith Vice Chairman and Chief Financial Officer 10 minutes All Speaker Q&A All Presenters 45 minutes Closing Remarks Rod Martin Chairman and Chief Executive Officer 5 minutes

Voya is a leading health, wealth, and investment company – that is well positioned to deliver products, solutions and technology that address our customers’ growing needs EPS growth will be driven by net revenue growth; margin expansion; and capital management Voya’s scale, management team, award-winning brand, and culture are competitive differentiators Key takeaways

12-17% annual EPS growth through 2024 Margin expansion 1-2% On track to remove all stranded costs from past transactions by year-end 2022 Opportunities to drive margin expansion while investing in the business Capital management 7-9% High free-cash flow businesses will enable further return of capital to shareholders Disciplined approach to other capital deployment opportunities Net revenue growth 4-6% Wealth Solutions, Investment Management, and Health Solutions to each drive Voya’s top-line growth New revenue streams from expanding technology and innovation

Track record, and successful transformation, have delivered shareholder value – and positioned Voya for further success High free-cash flow, capital-light businesses – focused on greater outcomes for workplace and institutional clients – will lead to further value creation for shareholders ROE improves from bottom- to top-quartile performance – with 700 bps of improvement Culture grounded in ethics, purpose, DEI, and continuous improvement supports growth De-risking completed EPS increases more than 70% Capital return expected to reach almost $8 billion by year-end 2021 A top-performing IPO 2013 2014 – 2017 2018 – 2021 2022 – 24 Targeted EPS growth of 12-17% annually Revenue growth and margin expansion Balanced and disciplined capital management

The needs of employees, employers, and institutions are expanding – and have accelerated as a result of the pandemic 2021 Voya/McKinsey study. Evercore ISI. Based on 2018 data from the U.S. Agency for Healthcare Research and Quality’s Medical Expenditure Survey. Voya Consumer Insights Team, Plan Participant Survey, Jan. 2020. 77% of employers are interested in integrated solutions across Health and Wealth 1 >65% of institutional investors plan to increase or significantly increase allocations to alternatives by 2025 2 Health care costs are rising 2x as fast as incomes 3 78% of employees rate their employer as a trusted source of information when it comes to making employee benefit decisions 4

Voya has the scale, reach, and expertise to drive growth Top 5 provider of retirement plans1 Top 25 institutionally focused asset manager2 Top 5 group provider of supplemental health products3 Pensions & Investments Magazine, Defined Contribution Record Keepers Directory, April 2021. Pensions & Investments Magazine, Largest Money Managers 2021 Survey, Assets as of 12/31/2020. LIMRA 2Q 2021 Workplace Supplemental Health In Force Final Report; Marketshare-Total Group Based Supp. Health

People, award-winning brand and culture are key differentiators Achieved each year eligible Achieved each year since its creation Brand association with “retirement”1 Kantar Added Value, Brand Tracking Study, Age 45-64, HHI $75K+, 1/4/21-10/3/21.

Voya is a leading health, wealth, and investment company – that is well positioned to deliver products, solutions and technology that address our customers’ growing needs EPS growth will be driven by net revenue growth; margin expansion; and capital management Voya’s scale, management team, award-winning brand, and culture are competitive differentiators Key takeaways

Growth Office key takeaways Our Growth Office was established to execute on our go to market strategy as we further connect Health and Wealth Connecting Health and Wealth will create opportunity to expand and deepen our distribution relationships, while offering new solutions to meet our customers’ evolving needs Our distribution is a competitive strength and will continue to power profitable revenue growth

The need to connect Health and Wealth benefits is clear American Journal of Public Health, Medical Bankruptcy: Still Common Despite the Affordable Care Act, 2019. Voya Internal Data for 12 month period ending 6/30/2019. PWC Employee Financial Wellness Survey, 2018. Based on 2018 data from the U.S. Agency for Healthcare Research and Quality’s Medical Expenditure Survey. Improving HSA engagement, Voya white paper, Oct. 2019. Health care costs rising 2x as fast as incomes4 Average retirement healthcare savings gap5 $293,157 of bankruptcies caused by medical expenses1 67% indicate their health impacted by financial stress3 40% of hardship withdrawals due to unreimbursed medical expenses2 ~⅓

More choice, responsibility, and complexity than ever before Voya Consumer Insights & Research Team, Survey conducted through Ipsos, Dec. 2020. PWC Employee Financial Wellness Survey, 2018. Voya Consumer Insights Team, Plan Participant Survey, Jan. 2020. Employees are increasingly looking to their employers for help on allocating benefits dollars to improve holistic outcomes …as a result, more are looking to their employer for help More than 1 in 3 employees didn’t fully understand any of the benefits they enrolled in1 78% of employees rate their employer as a trusted source of information when it comes to making employee benefit decisions3 ? and more than 50% of employees struggle managing multiple financial priorities2 Top causes of stress 1 Saving for retirement 2 Emergency savings 3 Job/income security 4 Paying monthly bills ? ?

Voya has the right solution set to help employees and employers optimize spending, saving, and benefits decisions Facilitate holistic and personalized benefits decisioning and navigation 1 Lessen administrative burden 1 Harmonize spending, saving, and benefits to advance financial wellness 2 Facilitate a more integrated experience 2 Enable improved holistic outcomes 3 Increase value of benefits offered 3 Voya Value to Employees Voya Value to Employers

Maria’s journey

Workplace strategy focused on delivering integrated benefits to improve customer outcomes Expand offerings Grow the customer base Deepen existing relationships Revenue growth

Driving growth by deepening existing relationships Expand offerings Grow the customer base Category Growth drivers Connection across solutions drives engagement and utilization Growth lever Deepen employee adoption of existing solutions Broaden employer utilization of solutions Deepen existing relationships Revenue growth

Extensive workplace relationships provide channels to expand utilization of solutions and increase adoption Broaden employer utilization Health and Wealth Solutions Employers with 3+ solutions from 30% to 40% Health customers who are Wealth customers from 10% to 20% Deepen employee adoption of solutions 1 million new employee solutions per year 13 million Employees who utilize Voya solutions 20 million Voya solutions available to eligible employees

Driving growth by growing the customer base Growth lever Growth drivers Category Expand offerings Connection across solutions drives engagement and utilization Deepen employee adoption of existing solutions Broaden employer utilization of solutions Workplace benefit market growth, fueled by “war for talent” Deepen existing relationships Grow the customer base Expand distribution partner relationships in targeted strategic markets Capture new customers Revenue growth

Experienced and expansive distribution network Tenured sales force Longstanding distribution relationships Leading workplace benefits brand with broad, deep, and expanding distribution network across the U.S. High level of advisors with repeat recommendations 16 years Average client tenure

Fueling growth via multi-dimensional distribution partnerships 72K Licensed Distributors Depth Firm Wealth Health Investments Mercer Willis Towers Watson Aon Gallagher USI Lockton Hub Callan N/A Segal Marco Advisors N/A Breadth 3,300 Firms 1,100 Benefit Solution Partners Voya currently sees over 50% of all RFPs in the $9 trillion defined contribution market of Wealth Solutions with its intermediary partners Clear pathway to growing RFP coverage, via mid-market Wealth and integrated Wealth/Health distributors Continued collaboration with longstanding distribution partners that are exclusively Health or Wealth

Driving growth through expanded offerings Growth lever Growth drivers Category Expand offerings Grow the customer base Connection across solutions drives engagement and utilization Deepen employee adoption of existing solutions Broaden employer utilization of solutions Expand into adjacencies Grow new revenue streams Workplace benefit market growth, fueled by “war for talent” Deepen existing relationships Foundational and integrated tech platforms Expand distribution partner relationships in targeted strategic markets Capture new customers Revenue growth

Connecting and integrating workplace benefits solutions Opportunity to expand offerings into adjacencies and grow new revenue streams Health Solutions Wealth Solutions Investment Solutions

Connecting and integrating workplace benefits solutions Voya Cares myHealth&Wealth Health Account Solutions (HSA, FSA, COBRA) Opportunity to expand offerings into adjacencies and grow new revenue streams Health Solutions Wealth Solutions Investment Solutions

Growth Office key takeaways Our Growth Office was established to execute on our go to market strategy as we further connect Health and Wealth Connecting Health and Wealth will create opportunity to expand and deepen our distribution relationships, while offering new solutions to meet our customers’ evolving needs Our distribution is a competitive strength and will continue to power profitable revenue growth

Wealth Solutions key takeaways Uniquely positioned to accelerate revenue growth while improving holistic customer outcomes at the workplace and beyond Changing the way customers engage with their Health and Wealth solutions by purposefully integrating and connecting benefit solutions through a different kind of experience Leading retirement solutions provider with scale across markets, and a proven track record of delivering results

Net Revenues ($ million) 1,772 2,264 5% CAGR excluding notable items 9% CAGR 1,666 1,913 Adjusted Operating Earnings1 ($ million) 622 681 701 1,029 3% CAGR excluding notable items 14% CAGR Voya has delivered continued financial performance since 2018 Adjusted Operating Margin excluding notable items2 2018 margin elevated, prior year margins were in the range of 33 to 36% Adjusted Operating Earnings as presented is a non-GAAP measure. Information regarding this non-GAAP financial measure, and a reconciliation to most comparable U.S. GAAP measure, is provided in the “Reconciliations” section of the Quarterly Investor Supplement. All times periods have been adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Notable items2

We are an industry leader at scale and have outpaced our peers in organic growth PLANSPONSOR DC Recordkeeper Survey; data as of 12/31/20; published July, 2021 (latest available) Top Competitors includes Fidelity, TIAA, Vanguard, Alight, Bank of America, Transamerica, Prudential (Principal and Empower excluded due to large scale acquisition activity during period shown) 3x peer growth 2

Our diversified revenue profile continues to help us deliver results through various economic cycles Year 2021 forecast adjusted for impacts related to divestments and other notable items; please refer to the appendix for more detail. PLANSPONSOR DC Recordkeeper Survey; data as of 12/31/20; published July, 2021 (latest available); ranking based on total 401(k) assets Secure Retirement Institute (LIMRA) Not-For-Profit Retirement Market Survey; ranking based on assets under management and administration as of 12/31/20 $1,913 million1 Wealth Solutions revenue mix: Full Service fee based revenue Participant-driven / fee-for-service revenue Full Service investment spread Scale and diversity by client type:

Customers choose Voya because we are a different kind of company

Brand and unique culture

- Ranked #1 brand for retirement association[1]
- Five star rating in ESG retirement plan evaluation[2]
- Voya Cares and Disability Equality Index score of 100%[3]

Ease of doing business

- Trusted partnerships with advisors, TPAs, and consultants
- Enhanced sponsor services from onboarding to request management
- Overall customer satisfaction score of 96%[4]

Purposeful innovation

- Award-winning digital properties
- Expanded solutions set into adjacent markets (*Emergency Savings, Student Loan Debt, Caregiver Concierge Support*)
- Improved engagement & outcomes – *up to 2x increase in savings rates* – powered by the Voya Behavioral Finance Institute for Innovation

1. Kantar Added Value, Brand Tracking Study, 3Q'20
2. DALBAR ESG Certification (June 2021), DALBAR is a separate entity and not a corporate affiliate of Voya Financial®. While Voya provided assistance to DALBAR in developing the ESG certification, Voya plays no role in the evaluation process. This fact has been disclosed to the extent it may be perceived as a possible conflict of interest.
3. 2021 Disability Equality Index® (DEI)
4. Voya Plan Sponsor Chatham Partners Survey; average results across Small/Mid Corporate, Large Corporate, and Tax Exempt market surveys (December 2020)

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We are focused on three main drivers to grow operating earnings Accelerate commercial momentum ● Grow partnerships ● Expand key markets ● Cross-serve with Health Solutions Deepen existing relationships ● Asset consolidation ● Advisory solutions ● Rollover recapture ● Proprietary solutions Drive operational efficiency ● Automation & Artificial Intelligence ● Unit cost ● Onboarding Improve holistic customer outcomes

Acceleration of strong commercial momentum in our Defined Contribution business will fuel revenue growth Cerulli Associates U.S. Retirement Markets research book 2020; Mid-Corporate segment defined as plans with $25M - $250M Grow partnerships Advisor, TPA, and consultant partner expansion Expand sales team to achieve growth targets Capture higher share of proposal requests with consultant focus firms Leverage customer segmentation research to prioritize prospecting efforts Expand key markets Accelerate growth in strategic segments Mid-Corporate segment is a $1 trillion opportunity1 Accelerate our early-to-market MEP/PEP offering Healthcare ERISA 403(b) is a $227 billion opportunity1 Cross-serve with Health Solutions Connect the unconnected Health and Wealth Clients 10% of Health clients are also Wealth clients Integrate workplace benefits through digital customer platforms More than half of all HSA clients are also Wealth clients

Targeting 10% to 15% compound annual asset growth over the 2022 – 2024 planning period Consolidate Assets Advisory Solutions Managed Accounts Asset Recapture $2.1 billion $1.8 billion $1.2 billion Voya new assets (2020) Participant Transition Service and Advisory Solutions: Deepen existing relationships by supporting participants through critical decisions, while maintaining our focus on the workplace

Deepen existing relationships by delivering best-of-breed investments while building on strength of proprietary solutions Includes Full Service, Recordkeeping, Stable Value, Voya IRA products; 12/31/21 forecast.. Based on new Full Service plans onboarded between 2019 and September 2021 that included TDFs in their menu. Through September 2021. Including Voya General Account in investment partners’ Target Date Funds Offering Voya Investment Management alternative asset types to non-qualified plans Proprietary and non-proprietary lifetime income solutions Offering our clients the best of Voya Investment Management (IM) complemented by the best of partners’ investment solutions Track record of successful Voya IM partnership $8b+ Annual inflows in proprietary investments1 70% Of new plans include Voya’s Target Date Funds2 $3.9b# Increase in Voya Target Date Fund assets since YE’183

Our drive to improve operational efficiency also leads to better sponsor and employee experience Improves efficiency Leads to better customer experience Onboarding: Digitizing and streamlining processes Call Center: Modernizing and automating the experience Plan Management: Processing and managing requests Workforce Productivity: Identifying and optimizing workflows Cloud: Enhancing data management, automation, and security ü ü ü ü ü ü ü ü Continuing our evolution to a highly agile, responsive, and efficient operating model, so we can improve operating margin and reinvest in growth ü ü

A place to harmonize your savings A way to optimize decision-making A path to improve holistic outcomes Connecting-the-unconnected workplace benefits Adjacent market solutions: HSA, Student Loan Debt, Emergency Savings Science-tested digital experience Mobile-first, technology-enabled Expand offerings into adjacencies Making sense of competing financial needs Optimizing allocation across workplace benefits Guiding through benefits using our digital assistant myHealth&Wealth More dollars for retirement More engaged participants Increase value of benefits Changing the way customers engage with their health and wealth

Our strategic plan will help us drive Wealth Solutions’ net revenue growth while maintaining margins Net investment spread, total fee based margin and net underwriting gain (loss) and other revenue. Full Year 2021 Forecast adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. 2021E-2024E Wealth Solutions Net Revenue 2021E Wealth Solutions revenue1 Fee / spread pressure Organic business growth Macro environment 2024E Wealth Solutions revenue 2 – 4% per year 2% per year 2 – 4% per year 1,913 ($ millions) Fee pressure to moderate from 1bp to ~0.5bps per quarter through 2024 Accelerate commercial momentum Deepen existing relationships (2) – (3)% per year

Financial Targets Targeted Annually 2022 – 2024 Full Service Recurring Deposits Growth1 10 – 12% Net Revenue Growth excluding notable items2 2 – 4% Adjusted Operating Margin excluding notable items3 34 – 36% On a trailing twelve month basis. Net investment spread, total fee based margin, and net underwriting gain (loss) and other revenue. 2021 revenue baseline adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. 2021 Adjusted Operating Margin on the high end of guided range due to higher surplus investment income and favorable fee revenue driven by equity market levels, which more than offset spread and fee compression. Therefore we expect margins will be more in the middle of our target range in 2022-2024. Wealth Solutions outlook

Wealth Solutions key takeaways Uniquely positioned to accelerate revenue growth while improving holistic customer outcomes at the workplace and beyond Changing the way customers engage with their Health and Wealth solutions by purposefully integrating and connecting benefit solutions through a different kind of experience Leading retirement solutions provider with scale across markets, and a proven track record of delivering results

Continued 7-10% top line growth while maintaining strong margin, primarily driven by core market growth in Stop Loss and Voluntary, with opportunity to reach smaller employers Technology-enabled innovation focused on connecting currently distinct customer experiences Sustainable competitive advantage derived from ability to improve employer and employee cost challenges across Health and Wealth Health Solutions key takeaways

Defined as >500 lives Includes Benefit Strategies acquisition with Health Account Solutions Fee Revenue Group Disability is reinsured Year 2021 Forecast 2021E Annualized In-Force Premium and Fee Revenue2 Focused “Must-Quote” Health Solutions provider Stop Loss meets the needs of employers through workplace medical plan offerings Supplemental Health & Health Account Solutions help employees balance their medical premiums and deductibles with insurance and savings solutions Group Life and Disability is the foundation to protecting financial outcomes with increased attention from the pandemic Focused health solutions provider with proven success in the mid-to-large market1

Annualized In-Force Premium and Fees1 ($ millions) 9% CAGR 1,939 2,493 Track record of delivering strong financial performance, including top and bottom line growth at high returns Adjusted Operating Margin excluding notable items3 380 bps 2018A 2021E Adjusted Operating Earnings2 ($ millions) 160 216 18% CAGR excluding notable items 11% CAGR Group Long-Term Disability is fully reinsured. Voya retains some risk on Voluntary Short-Term Disability. Adjusted Operating Earnings as presented is a non-GAAP measure. Information regarding this non-GAAP financial measure, and a reconciliation to most comparable U.S. GAAP measure, is provided in the “Reconciliations” section of the Quarterly Investor Supplement. All time periods have been adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Notable items3

Voya is well-positioned in attractive and faster-growing solutions within the benefits market

	TOTAL MARKET		VOYA GROWTH	
	Market Size ($ billions)	2018A-2020A CAGR	2018A-2021E CAGR	2022E-2024E CAGR
Stop Loss[1]	26+	17%	7%	10-13%
Life and Disability	52+	3%	4%	2-4%
Supplemental Health[2]	7+	9%	21%	10-14%
Health Accounts[3]	5+	12-15%	Entered in 2019	25%+
Dental	30+	(2)%	Voya intentionally not in this market	

1. Voya Stop Loss growth lower than market a result of successful repricing, leading to loss ratio at lower end of target range
2. This includes Critical Illness, Accident, and Hospital Indemnity, which is ~80% of Voya's total Voluntary business
3. Market estimate includes HSA, FSA, Dependent and Commuter FSA, COBRA, and Direct Billing Services

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Represents total US Healthcare Expenditure as a percentage of GDP, per www.healthsystemtracker.org, a partnership of Peterson Center on Healthcare and the Kaiser Family Foundation By number of employees Health Costs as % of GDP1 The cost of providing health coverage has grown much faster than GDP Percentage of workers covered under self-funded health plans has grown significantly, especially amongst smaller employers1 Employer Size2 2016 2017 2018 2019 2020 Δ 3-199 13% 15% 13% 17% 23% +10ppts 200-999 50% 47% 50% 58% 59% +9ppts 1,000+ 91% 88% 90% 86% 92% +1ppt All Firms 61% 60% 61% 61% 67% +6ppts Focus of target market expansion Increase in healthcare costs for employers is driving increased demand for Voya’s solutions

10-13% CAGR Voya’s Stop Loss will grow at a 10-13% CAGR, driven by continued core market growth and down-market expansion Voya in-force premiums ($ millions) 2018A 2019A 2020A 2024E 2023E 2022E 2021E Voya’s ability to help employers manage healthcare costs is fueling growth in Stop Loss

1 1. Percentage increase between 2010-2020; 2020 Employer Health Benefits Annual Survey, Kaiser Family Foundation Healthcare affordability has declined as premium growth outpaces wage growth Voya is positioned to help employees with their increased healthcare costs, and complex choices in benefits 1

Group Life and Disability increasingly sold alongside Supplemental Health (30% of sales in 2021) Voya in-force ($ millions) 2018A 2019A 2020A 2024E 2023E 2022E 2021E Sustained growth in Supplemental Health fueled by new groups, employee election growth, and product innovation 10-14% CAGR Voya in-force ($ millions) 2018A 2019A 2020A 2024E 2023E 2022E 2021E Employee demand to protect and improve overall financial wellness is driving growth in our benefits solutions

Foundation For Future Growth Voya’s HSA Value Proposition Total view of healthcare spending, saving, and retirement income Market Entrance Voya entered the HSA market in early 2019 and accelerated its HSA presence by acquiring Benefit Strategies in 2021 Cross Serve Greater than 50% of new sales sold with Wealth HSA market growth expected to accelerate through 20231 Number of accounts (millions) $ Billions 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2023E The launch of Health Account Solutions positions Voya in another growth market at the intersection of Health and Wealth Devenir Double digit growth

Voya’s myHealthandWealth, a market first, connects enrollment decisions

Product to Product Integration File a claim, we’ll check to see if that same incident triggers benefits under our other products for which the insured is covered Intuitive Claim Model We anticipate and pay upfront for follow up visits and other related needs likely to occur from the initial injury Medical Claim Integration We are developing the ability to analyze medical data to identify claims that employees may have overlooked or not even realized are possible covered events Furthering our tech innovation, Voya’s Medical Claim Integration connects core medical claim records to Supplemental Health

Key drivers behind our 7-10% annual net revenue growth 2021E Health Solutions Revenue1 Expanding Offerings Core Market Growth Adjacent Market Growth 5 – 6% per year 1 – 2% per year 1 – 2% per year 7 – 10% per year 764 ($ millions) 2021E-2024E Health Solutions Net Revenue 2024E Health Solutions Revenue Excludes notable items; please refer to the appendix for more detail.

2021 revenue baseline adjusted for notable items, please refer to the appendix for more detail. Based on Net Revenue Health Solutions outlook Financial Targets Targeted Annually 2022 – 2024 In-Force Premium Growth 7 – 10% Net Revenue Growth excluding notable items1 7 – 10% Adjusted Operating Margin excluding notable items2 27 – 33%

Health Solutions key takeaways Continued 7-10% top line growth while maintaining strong margin, primarily driven by core market growth in Stop Loss and Voluntary, with opportunity to reach smaller employers Technology-enabled innovation focused on connecting currently distinct customer experiences Sustainable competitive advantage derived from ability to improve employer and employee cost challenges across Health and Wealth

Investment Management key takeaways Our technology will enable scaling of complex higher margin strategies while allowing us to operate efficiently Path for continued profitable growth focuses on three strategic growth pillars: private markets and alternatives; fixed income; and ESG Leading institutional asset manager with breadth and scale across multiple asset classes

A leading, top 251 institutionally-focused asset manager with a preeminent fixed income franchise and diverse capabilities Assets Under Management by asset class1 Global Credit & FI Equity Alternatives Privates Assets Under Management by channel1 Institutional Retail General Account Top 25 for U.S. Institutional Client Assets Top 10 for Core+ Fixed Income Top 10 for Bank Loans Top 10 for Private Debt Top 10 for Private Equity As of 9/30/2021; total AUM includes $2.4 billon in Money Market. Multi-Asset Solutions AUM of $29.9 billion included in Fixed Income and Equity AUM. Rankings Source: Pensions & Investments Largest Money Managers 2021 Survey; assets as of 12/31/2020.

Track record of delivering strong financial performance Assets Under Management include General Account and External Client assets. Adjusted Operating Earnings as presented is a non-GAAP measure. Information regarding this non-GAAP financial measure, and a reconciliation to most comparable U.S. GAAP measure, is provided in the “Reconciliations” section of the Quarterly Investor Supplement. All time periods have been adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Assets Under Management1 ($ billion) 9% CAGR 30.1% Adjusted Operating Margin3 Margin roughly in-line due to the impact of previous divestitures 29.5% excluding notable items 205 225 Adjusted Operating Earnings2 ($ million) 3% CAGR excluding notable items 3% CAGR Notable items3

On track for six consecutive years of overall positive net inflows, driven by strength in the institutional platform $24Bn of cumulative overall net flows since 2016, or average Organic Growth of 2.7% $ billions % Organic Growth $33Bn of cumulative Institutional net flows since 2016, or average Organic Growth of 6.9% $ billions % Organic Growth AUM Organic Growth represents Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning Period AUM

Sustaining strong long-term investment performance is critical to the ongoing success of our franchise Performance Highlights Fixed Income Strong, active Fixed Income franchise strongly outperforming passive markets and delivering alpha Multi-Asset Voya’s TDFs have generated historically consistent long-term performance results relative to their respective Morningstar Category averages Equity Strengthening performance with new hires, Artificial intelligence augmenting fundamental analysis and proprietary ESG factors Private Strategies Strongly outperforming public market comparables across private credit, private equity, and real estate 3 Year 5 Year 10 Year Strong investment performance across our Public Strategies % AUM Above Benchmark or Peer Median1 Voya Investment Management calculations as of September 30, 2021. See appendix slide 88 for more details.

Growth Pillar 1: Voya competes in fast-growing Alternatives subsectors Source: Preqin Special Report: The Future Of Alternatives 2025 – November 2020. Source: BCG Global Asset Management 2021 ~30-60% of all Private Market AUM is international2 North America Asia & Australia Europe Other Private Equity Real Estate Private Credit Infrastructure ($ trillions) Private Equity Private Debt Hedge Funds Real Estate $4.4 $0.8 $3.6 $1.0 $9.1 $1.5 $4.3 $1.2% +106% +72% +20% +18% Alternatives growth fueled by increasing client allocation and demand for yield strategies1 10% CAGR

Growth Pillar 1: Scaling our Private Markets and Alternatives strategies, both domestically and internationally International Assets Under Management1 Canada Europe APAC Other of total Voya IM AUM by 2024 34% 49% 8% CAGR 7% CAGR Private Markets and Alternatives of total Voya IM revenue by 2024 As of 9/20/2021

Growth Pillar 2: Leveraging the scale in our Global Fixed Income franchise to address insurance channel opportunity

$182Bn Scaled Fixed Income Franchise

($ billions)

Key capabilities include:



Investment Grade
$64
Private Credit
$23
CLOs
$18
CMLs
$12

Strong growth in Voya Non-Affiliated GA Insurance Assets[1]

($ billions)

Over the last 6 quarters Voya was #5 in total third-party insurance mandates won[2]

2020A Global Insurance Assets[1]

$2.9 Trillion



$25
$14
21% CAGR
2018A
2021E

2021E at $50 billion including assets associated with Resolution[3]

1. Source: BCG Global Asset Management 2021.
2. Source: Insurance Asset Outsourcing Exchange September 2021.
3. $50 billion Voya Non-Affiliated GA Insurance Assets includes ~$25 billion of assets associated with Resolution.

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Consolidated retirement assets Rainy day fund in case of emergency Saving for education High deductible health plan HRA Managing assets as she nears retirement Saving more for retirement Target Date Suites Offerings 529 Solutions HSA Private Equity Retirement Income Solutions Core Strategies: Target Date Suite, 529 plans, active equity, core fixed income Multiple Development Opportunities: e.g., guaranteed & non-guaranteed Target Income Solutions Voya IM Capabilities Support Health & Wealth Business Growth Pillar 2: Workplace provides further opportunity for IM flagship capabilities – with new strategies as growth catalysts

Growth Pillar 3: Taking proprietary, deliberate approach to ESG, leveraging authentic cultural DNA and strong client relationships Voya Cultural DNA 100% of Voya IM employees have formal ESG objectives Access to CFA’s ESG certificate across firm Supporting Voya Financial’s longstanding ESG leadership ESG Integration into Investment Process Investment platforms innovating proprietary ESG ratings: ‘V-score’ Onboarded Head of ESG research, more hires in process Over 65% of AUM already integrates ESG factors1 Client Demand & Solutions Examples New renewable energy infrastructure team $1B+ mandate from corporate pension into existing IG credit strategy, with strong ESG credentials as prerequisite Pension and Investments’ Annual Survey of money managers, 2020 with the results published May 2021.

Our expense discipline and operational efficiency will expand margins and improve client experiences Data/Analytics: Hub and spoke data ecosystem to drive automation, and productivity across front, mid and back-office Operating & Client Service Model: Next-gen operations platform to enable growth and support evolving client needs Continuing our evolution to a tech-enabled, client-focused, and more efficient operating model to drive margin improvement Improving Client Experience ü ü ü Expanding Margins ü ü ü Private Markets & Alternatives: Specialized front-office technology to scale higher margin strategies

3 – 4% per year 2 – 3% per year 714 5 – 7% per year ($ millions) Organic Growth from Other Markets Privates & Alternatives 2021E Investment Management Revenue1 2021E-2024E Voya Investment Management Net Revenue 2024E Investment Management Revenue Significant revenue growth opportunity Excludes notable items; please refer to the appendix for more detail.

Investment Management outlook Excludes General Account and Market Appreciation. 2021 revenue baseline adjusted for notable items, please refer to the appendix for more detail. Financial Targets Targeted Annually 2022 – 2024 Net Flows as % of Beginning of Period External Client AUM1 2 – 4% Net Revenue Growth excluding notable items2 5 – 7% Adjusted Operating Margin Growth excluding notable items 1% growth per year to 29% in 2024

Investment Management key takeaways Leading institutional asset manager with breadth and scale across multiple asset classes Path for continued profitable growth focuses on three strategic growth pillars: private markets and alternatives; fixed income; and ESG Our technology will enable scaling of complex higher margin strategies while allowing us to operate efficiently

Financial Update key takeaways Capital management philosophy aimed at accelerating strategy and enhancing shareholder value Business mix, risk profile, and strong free cash flow generation merit higher overall Voya valuation Clear path to continued EPS growth via net revenue growth, margin expansion, and disciplined capital management

Strong financial performance track record Adjusted Operating EPS as presented is a non-GAAP measure. Information regarding this non-GAAP financial measure, and a reconciliation to most comparable U.S. GAAP measure, is provided in the “Reconciliations” section of the Quarterly Investor Supplement. All times periods have been adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Year End 2021 Forecast based on September 30, 2021 equity market levels. ($ millions) 2021E Adjusted Operating EPS1 $3.45 $6.00 $1.03 $1.52 +74% since 2018 or 20% CAGR 2018A Adjusted Operating EPS1 Net revenue growth and cost saves Net share repurchases +9% CAGR +11% CAGR

Clear path to 12 – 17% annual EPS growth over the three year plan 2022-2024 Net revenue growth 4 – 6% Margin expansion 1 – 2% Capital management 7 – 9% Annual EPS Growth Target1 12 – 17% Operating ROE Target 14 – 16% EPS Growth Contributors Continued Sharp Focus on Managing Expenses Remaining stranded costs of approximately $50 million2 expected to be resolved by the end of 2022 Our disciplined approach to expenses gives us flexibility to improve margin and reinvest in our strategy Annual EPS Growth Target based on 2021. Forecast excluding notables of $6.00 per share which reflects September 30, 2021 equity market levels Stranded costs result from Life and Independent Financial Planning Channel transactions

Favorable revenue mix and risk profile Favorable Risk Profile Adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Reflects total migrations and impairments since 3Q’20, as of 3Q’21. Significant diversification of revenue sources helps navigate various macro environments No meaningful variable annuity exposure No long-term care Individual Life divestiture and VA transaction lead to a significantly smaller general account Our General Account portfolio is well-diversified and built for “through the cycle” returns Portfolio performed well in 2020-2021 with only $135 million2 of migrations and impairments, or 0.3% of the GA, through this period 2021E Net Revenue1 Fee Income Investment Spread Net Underwriting Fixed Income Equities Participant-driven / fee-for-service Fee Income

Voya business mix generates strong free cash flow Wealth Solutions 90 – 100% Investment Management 90 – 100% Health Solutions 75 – 85% Corporate / Tax Asset Utilization Benefit (5) – 5% Total Free Cash Flow Conversion2 90 – 100% Year 2021 forecast excluding Corporate and adjusted for impacts related to divestments and other notable items, please refer to the appendix for more detail. Free Cash Flow target range assumes no material impairments or ratings migration in line with recent experience. Investment Management Wealth Solutions Health Solutions $1,119 Million1 2021E Business Mix Adjusted Operating Earnings1 Projected Free Cash Flow Conversion by Segment

Strong free cash flow generation gives flexibility to deploy capital to accelerate our strategic vision Capital Deployment as a percentage of GAAP Net Income Available to Common Shareholders Maintain dividend yield above 1%, with flexibility to increase further Measured approach to share repurchases Debt extinguishment will parallel share repurchases to maintain our leverage ratio target of 30% Investments in the business to continue to drive organic growth Disciplined approach to strategically compelling acquisitions Capital Management Priorities Near-term Target Capital Deployment1 Strategy Common Stock Dividends Share Repurchases, Organic Growth, and Potential Strategic M&A 15-20% 80-85%

Deferred Tax Assets will continue to be a key source of value for the foreseeable future

Deferred Tax Asset Attributes

- ~$1 billion NPV projected at year end 2021
- 50-60% will be used within 5 years
- Statutory expiration of deferred tax assets will not have an impact on NPV in most scenarios

Voya Implied Valuation ex-DTA



$68.16
$8.93
$59.23
9.1x
Implied forward P/E multiple[2]
Current Stock Price[1]
Deferred Tax Assets
Stock Price ex-DTA

1. Price as of 11/05/2021
2. FY'22 EPS consensus per Visible Alpha and FactSet, as of 10/31/2021.

81

S&P 500 ~22.0x 9% (Ex-DTA) 9.1x 13 – 17% 10 – 12% Traditional Life Insurers 6.5x – 12.5x 6 – 19% 7 – 9% Workplace Benefit Providers 18.5x – 46.5x 7 – 17% 1 – 3% Asset Managers 15.0x – 28.5x 4 – 19% 3 – 6% Voya’s high free cash flow, high return, and capital-light business mix suggest a higher valuation multiple for VOYA FY-1 P/E Multiple1 Forward EPS CAGR2 Voya’s implied forward P/E multiple is excluding deferred tax asset. Stock prices as of 11/05/2021. FY’22 EPS consensus per Visible Alpha and FactSet, as of 11/05/2021. Visible Alpha & FactSet. Based on 2022-2024 FY EPS estimates. Forward P/E Multiple Upside FCF Yield

Financial Update key takeaways Capital management philosophy aimed at accelerating strategy and enhancing shareholder value Business mix, risk profile, and strong free cash flow generation merit higher overall Voya valuation Clear path to continued EPS growth via net revenue growth, margin expansion, and disciplined capital management

Appendix

Earnings estimates assumptions and annual sensitivities Assumptions Annual Sensitivities 8% annual equity market total return 6% annual separate account return (equity/fixed blended rate) Interest rates follow forward curve 2021 Forecasts and 2022-2024 Targets reflect September 30, 2021 equity market levels $5mm to $6mm pre-tax impact for every 1% change in S&P 500 vs. assumption $(10)mm to $(20)mm pre-tax impact from a 100bps decline in rates $20mm to $30mm pre-tax impact from a 100bps increase in rates

Adjusted Operating Earnings, Net Revenue, Adjusted Operating Margin, and Notable Items For the Year Ending December 31, 2018 Adjusted Operating Earnings and Adjusted Operating Earnings Per Share are Non-GAAP financial measures. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information“ in our quarterly Investor Supplement. For a reconciliation of 2018 (Including Notable Items) to the most directly comparable GAAP measure, refer to the “Reconciliations” section in our December 31, 2019 Investor Supplement. Net Revenue includes net investment spread, total fee based margin, and net underwriting gain (loss) and other revenue, refer to the segment pages in our December 31, 2019 Investor Supplement for further details. The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations net of variable and incentive compensation above (below) target performance. The amount by which Investment Management's annual performance fees exceeds or is less than our $15 million expectation for 2018 net of related variable compensation. Wealth results related to the Financial Planning Channel that was sold in June 2021, Investment Management results related to assets that were transferred as part of the Individual Life Transaction, the CBVA/Annuities Transaction, and the sale of our sub advised real estate funds, and Corporate results related to Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is reported in discontinued operations or businesses exited. Other includes DAC, VOBA and Other Intangible Unlocking.

Adjusted Operating Earnings, Net Revenue, Adjusted Operating Margin, and Notable Items For the Nine Months Ending September 30, 2021 and the Full Year 2021 Forecast Adjusted Operating Earnings and Adjusted Operating Earnings Per Share are Non-GAAP financial measures. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information“ in our quarterly Investor Supplement. For a reconciliation of the Nine Months Ending September 30, 2021 (Including Notable Items) to the most directly comparable GAAP measure, refer to the “Reconciliations” section in our September 30, 2021 Investor Supplement. Net Revenue includes net investment spread, total fee based margin, and net underwriting gain (loss) and other revenue, refer to the segment pages in our September 30, 2021 Investor Supplement for further details. The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations net of variable and incentive compensation above (below) target performance. The estimated amount by which Investment Management's annual performance fees will exceed or will be less than our $15 million expectation for the fourth quarter of 2021 net of related variable compensation. COVID 19 Claims as of 3Q'21 plus $17 million of estimated claims in 4Q'21. The 4Q'21 estimate could vary significantly based on the number of US deaths in the quarter. We expect to be at the higher end of our estimated $1 to $2 million in claims per 10,000 U.S. COVID deaths in coming quarters. Wealth results related to the Financial Planning Channel that was sold in June 2021. Other includes DAC, VOBA, and Other Intangible Unlocking and increases and decreases in legal and other reserves for the nine months ending September 30, 2021.

Strong investment performance across our Investment Management Public Strategies Metrics presented are based on a prescribed criteria to measure each asset class based on its respective success in either, A) ranking above the median of its peer category; or B) outperforming its benchmark on a gross-of-fee basis. Metrics are calculated on an annualized basis and inclusive of fully-actively managed mutual funds, collective investment trusts, and separately-managed institutional mandates included in traditional (long-only) third-party accounts remaining open as of September 30, 2021. Above median metrics represent a mix of net-of-fee rankings from Morningstar and gross-of-fee rankings from eVestment. Past performance is not a guarantee or reliable indicator of future results. All investments involve risk including the possible loss of capital. 3 Year 5 Year 10 Year % AUM Above Benchmark or Peer Median1 As of 9/30/2021